Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Jeff Young		Noelle Faris
Media Relations		Investor Relations
Akamai Technologies	—or—	Akamai Technologies
617-444-3913		617-444-4676
jyoung@akamai.com		nfaris@akamai.com

AKAMAI REPORTS SECOND QUARTER 2010 FINANCIAL RESULTS

•	Revenue of $245.3 million, up 20 percent year-over-year

•	GAAP net income of $38.1 million, or $0.20 per diluted share, up 6 percent year-over-year

•	Fully taxed normalized net income* of $65.0 million, or $0.34 per diluted share, up 18 percent year-over-year

CAMBRIDGE, Mass. – July 28, 2010 – Akamai Technologies, Inc. (NASDAQ: AKAM), the leading provider of cloud optimization services, today reported financial results for the second quarter ended June 30, 2010. Revenue for second quarter 2010 was $245.3 million, a 20 percent increase over second quarter 2009 revenue of $204.6 million, and a 2 percent increase over first quarter 2010 revenue of $240.0 million.

Net income in accordance with United States Generally Accepted Accounting Principles, or GAAP, for the second quarter of 2010 was $38.1 million, or $0.20 per diluted share, a 6 percent increase from second quarter 2009 GAAP net income of $36.0 million, or $0.19 per diluted share, and a 7 percent decrease from first quarter 2010 GAAP net income of $40.9 million, or $0.22 per diluted share.

The Company generated fully taxed normalized net income* of $65.0 million, or $0.34 per diluted share, in the second quarter of 2010, an 18 percent improvement over second quarter 2009 fully taxed normalized net income of $55.0 million, or $0.29 per diluted share, and down 1 percent from first quarter 2010 fully taxed normalized net income of $66.0 million, or $0.35 per diluted share. (*See Use of Non-GAAP Financial Measures below for definitions.)

“Demand for our services grew across all verticals of our business,” said Paul Sagan, president and CEO of Akamai. “We believe our strong performance in the second quarter demonstrated continued traction for our services that enable cloud computing adoption, growth in online HD video, and more effective online advertising. We were also pleased to announce the acquisition of Velocitude in June, as we continue to extend our portfolio of solutions into the mobile market.”

Adjusted EBITDA* for the second quarter of 2010 was $112.1 million, up 15 percent from $97.4 million in the second quarter of 2009 and down 5 percent from $118.1 million in the prior quarter. Adjusted EBITDA margin* for the second quarter of 2010 was 46 percent, down 2 points from the same period last year. (*See Use of Non-GAAP Financial Measures below for definitions.)

Cash from operations was $86.4 million in the second quarter of 2010 or 35 percent of revenue. At the end of the second quarter of 2010, the Company had just over $1.1 billion in cash, cash equivalents and marketable securities.

Sales through resellers and sales outside the United States accounted for 19 percent and 28 percent, respectively, of revenue for the second quarter 2010.

During the second quarter of 2010, the Company repurchased approximately 537,000 shares of common stock for an aggregate of $20.4 million at an average price of $38.02 per share. As of June 30, 2010, the Company had repurchased a total of 4.7 million shares for an aggregate of $108.6 million at an average price of $23.12 per share under the share repurchase program that was approved by the Board of Directors in April 2009 and extended in April 2010.

As of June 30, 2010, the Company had approximately 182 million shares of common stock outstanding.

Quarterly Conference Call

Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-866-383-7989 (or 1-617-597-5328 for international calls) and using passcode No. 95298336. A live Webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference through the Akamai Website or by calling 1-888-286-8010 (or 1-617-801-6888 for international calls) and using passcode No. 79962698.

About Akamai

Akamai® provides market-leading, cloud-based services for optimizing Web and mobile content and applications, online HD video, and secure e-commerce. Combining highly-distributed, energy-efficient computing with intelligent software, Akamai’s global platform is transforming the cloud into a more viable place to inform, entertain, advertise, transact and collaborate. To learn how the world’s leading enterprises are optimizing their business in the cloud, please visit www.akamai.com and follow @Akamai on Twitter.

Financial Statements

Condensed Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	June 30, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$120,506	$181,305
Marketable securities	383,080	384,834
Restricted marketable securities	602	602
Accounts receivable, net	164,574	154,269
Deferred income tax assets, current portion	35,945	8,514
Prepaid expenses and other current assets	73,460	31,649

Current assets	778,167	761,173
Marketable securities	608,060	494,707
Restricted marketable securities	27	36
Property and equipment, net	227,888	182,404
Goodwill and other intangible assets, net	523,803	517,620
Other assets	11,622	4,416
Deferred income tax assets, net	53,431	127,154

Total assets	$2,202,998	$2,087,510

Liabilities and stockholders’ equity
Accounts payable and accrued expenses	$101,887	$92,563
Other current liabilities	34,385	34,975
Convertible notes, current portion	63,562	199,755

Current liabilities	199,834	327,293
Other liabilities	30,076	21,495

Total liabilities	229,910	348,788
Stockholders’ equity	1,973,088	1,738,722

Total liabilities and stockholders’ equity	$2,202,998	$2,087,510

Condensed Consolidated Statements of Operations

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2010	Mar. 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009

Revenues	$245,318	$240,029	$204,600	$485,347	$414,968

Costs and operating expenses:
Cost of revenues * †	71,840	67,474	60,009	139,314	120,371
Research and development *	13,577	13,179	9,378	26,756	20,234
Sales and marketing *	55,203	49,668	41,437	104,871	83,707
General and administrative * †	43,707	39,550	35,144	83,257	71,212
Amortization of other intangible assets	4,152	4,108	4,238	8,260	8,477
Restructuring charge	—	—	—	—	454

Total costs and operating expenses	188,479	173,979	150,206	362,458	304,455

Operating income	56,839	66,050	54,394	122,889	110,513

Interest income, net	(2,771)	(2,662)	(3,454)	(5,433)	(7,484)
Loss on early extinguishment of debt	294	—	—	294	—
Gain on investments, net	—	—	—	—	(455)
Other (income) loss, net	(122)	75	(184)	(47)	(1,318)

Income before provision for income taxes	59,438	68,637	58,032	128,075	119,770
Provision for income taxes	21,315	27,759	22,025	49,074	46,682

Net income	$38,123	$40,878	$36,007	$79,001	$73,088

Net income per share:
Basic	$0.22	$0.24	$0.21	$0.46	$0.43
Diluted	$0.20	$0.22	$0.19	$0.42	$0.39

Shares used in per share calculations:
Basic	173,317	171,101	172,561	172,209	171,540
Diluted	190,479	189,013	189,556	189,746	188,870

*	Includes stock-based compensation (see supplemental table for figures)
†	Includes depreciation and amortization (see supplemental table for figures)

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2010	Mar. 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Cash flows from operating activities:
Net income	$38,123	$40,878	$36,007	$79,001	$73,088

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	34,858	33,170	29,888	68,028	58,776
Stock-based compensation	20,276	19,108	13,320	39,384	28,387
Provision for deferred income taxes, net	19,973	24,638	20,290	44,611	43,167
Excess tax benefits from stock-based compensation	(9,750)	(3,173)	(333)	(12,923)	(658)
(Gain) loss on investments and disposal of property and equipment, net	(264)	19	47	(245)	(387)
Gain on divesture of certain assets	—	—	(1,062)	—	(1,062)
Provision for doubtful accounts	292	1,153	2,363	1,445	3,521
Non-cash portion of loss on early extinguishment of debt	294	—	—	294	—
Changes in operating assets and liabilities:

Accounts receivable	(18,988)	2,582	5,941	(16,406)	10,660
Prepaid expenses and other current assets	(28,906)	(11,378)	(468)	(40,284)	(4,275)
Accounts payable, accrued expenses and other current liabilities	25,198	(13,320)	(4,022)	11,878	(21,337)
Accrued restructuring	(48)	(45)	(514)	(93)	(675)
Deferred revenue	1,090	(2,409)	840	(1,319)	946
Other noncurrent assets and liabilities	4,232	(3,470)	1,534	762	4,149

Net cash provided by operating activities	86,380	87,753	103,831	174,133	194,300

Cash flows from investing activities:
Cash paid for acquired business, net of cash received	(12,010)	—	—	(12,010)	(5,779)
Proceeds from the divesture of certain assets	—	—	1,350	—	1,350
Purchases of property and equipment and capitalization of internal-use software costs	(66,097)	(35,190)	(24,653)	(101,287)	(47,720)
Proceeds from sales and maturities of short- and long-term marketable securities	317,165	187,557	116,896	504,722	191,672
Purchases of short- and long-term marketable securities	(382,614)	(232,065)	(83,902)	(614,679)	(163,882)
Proceeds from the sale of property and equipment	15	23	2	38	4
Increase in other investments	—	(500)	—	(500)	—
Decrease in restricted investments held for security deposits	—	8	130	8	130

Net cash (used in) provided by investing activities	(143,541)	(80,167)	9,823	(223,708)	(24,225)

Cash flows from financing activities:
Proceeds from the issuance of common stock under stock option and employee stock purchase plans	16,947	4,046	6,999	20,993	10,763
Excess tax benefits from stock-based compensation	9,750	3,173	333	12,923	658
Repurchase of common stock	(20,376)	(22,245)	(16,905)	(42,621)	(16,905)

Net cash provided by (used in) financing activities	6,321	(15,026)	(9,573)	(8,705)	(5,484)

Effects of exchange rate changes on cash and cash equivalents	(1,878)	(641)	1,792	(2,519)	418

Net (decrease) increase in cash and cash equivalents	(52,718)	(8,081)	105,873	(60,799)	165,009
Cash and cash equivalents, beginning of period	173,224	181,305	215,210	181,305	156,074

Cash and cash equivalents, end of period	$120,506	$173,224	$321,083	$120,506	$321,083

	Three Months Ended			Six Months Ended
	June 30, 2010	March 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Supplemental financial data (in thousands):

Stock-based compensation:
Cost of revenues	$707	$701	$489	$1,408	$1,050
Research and development	3,542	3,993	2,223	7,535	4,949
Sales and marketing	8,776	9,024	6,024	17,800	13,064
General and administrative	7,251	5,390	4,584	12,641	9,324

Total stock-based compensation	$20,276	$19,108	$13,320	$39,384	$28,387

Depreciation and amortization:
Network-related depreciation	$24,705	$23,055	$20,143	$47,760	$39,557
Capitalized stock-based compensation amortization	1,830	1,875	1,461	3,705	2,768
Other depreciation and amortization	3,987	3,922	3,836	7,909	7,553
Amortization of other intangible assets	4,152	4,108	4,238	8,260	8,477

Total depreciation and amortization	$34,674	$32,960	$29,678	$67,634	$58,355

Capital expenditures:
Purchases of property and equipment	$58,243	$28,203	$18,258	$86,446	$34,032
Capitalized internal-use software	7,854	6,987	6,395	14,841	13,688
Capitalized stock-based compensation	2,202	1,477	1,244	3,679	3,152

Total capital expenditures	$68,299	$36,667	$25,897	$104,966	$50,872

Net increase in cash, cash equivalents, marketable securities and restricted marketable securities	$15,894	$34,897	$78,299	$50,791	$155,151

End of period statistics:
Number of customers under recurring contract	3,342	3,254	2,979
Number of employees	1,976	1,838	1,645
Number of deployed servers	73,197	65,563	50,922

*	Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures in this press release helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management in its financial and operational decision-making. There are limitations associated with reliance on these non-GAAP financial metrics because they are specific to our operations and financial performance, which makes comparisons with other companies’ financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies while also gaining a better understanding of our operating performance as evaluated by management.

Akamai defines “Adjusted EBITDA” as net income, before interest, income taxes, depreciation and amortization of tangible and intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, acquisition related costs, certain gains and losses on investments, foreign exchange gains and losses, loss on early extinguishment of debt and gains on legal settlements. Akamai considers Adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend.

Adjusted EBITDA eliminates items that are either not part of the Company’s core operations, such as investment gains and losses, foreign exchange gains and losses, early debt extinguishment and net interest income, or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

Akamai defines “Adjusted EBITDA margin” as a percentage of Adjusted EBITDA as a percentage of revenues. Akamai considers Adjusted EBITDA margin to be an indicator of the Company’s operating trend and performance of its business in relation to its revenue growth.

Akamai defines “capital expenditures” or “capex” as purchases of property and equipment, capitalization of internal-use software development costs and capitalization of stock-based compensation. Capital expenditures or capex are disclosed in Akamai’s consolidated Statement of Cash Flows in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Akamai defines “fully taxed normalized net income” as net income before amortization of other intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, acquisition related costs, certain gains and losses on investments and loss on early extinguishment of debt. Akamai considers fully taxed normalized net income to be another important indicator of the overall performance of the Company because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash.

Akamai defines “fully taxed normalized net income per share” as fully taxed normalized net income, plus interest add-back for diluted share calculation, divided by the basic weighted average or diluted common shares outstanding used in GAAP net income per share calculations. Akamai considers fully taxed normalized net income per share to be another important indicator of overall performance of the Company because it eliminates the effect of a non-cash item.

Adjusted EBITDA and fully taxed normalized net income should be considered in addition to, not as a substitute for, the Company’s operating income and net income, as well as other measures of financial performance reported in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

Reconciliation of GAAP net income to Fully taxed normalized net income and Adjusted EBITDA

(amounts in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2010	Mar. 31, 2010	June 30, 2009	June 30, 2010	June 30, 2009

Net income	$38,123	$40,878	$36,007	$79,001	$73,088

Amortization of other intangible assets	4,152	4,108	4,238	8,260	8,477
Stock-based compensation	20,276	19,108	13,320	39,384	28,387
Amortization of capitalized stock-based compensation	1,830	1,875	1,461	3,705	2,768
Gain on investments, net	—	—	—	—	(455)
Utilization of tax NOLs/credits *	—	—	—	—	—
Loss on early extinguishment of debt	294	—	—	294	—
Acquisition related costs	345	—	—	345	—
Restructuring charge	—	—	—	—	454

Total fully taxed normalized net income:	65,020	65,969	55,026	130,989	112,719

Interest income, net	(2,771)	(2,662)	(3,454)	(5,433)	(7,484)
Provision for income taxes	21,315	27,759	22,025	49,074	46,682
Depreciation and amortization	28,692	26,977	23,979	55,669	47,110
Other (income) loss, net	(122)	75	(184)	(47)	(1,318)

Total Adjusted EBITDA:	$112,134	$118,118	$97,392	$230,252	$197,709

Fully taxed normalized net income per share:
Basic	$0.38	$0.39	$0.32	$0.76	$0.66
Diluted	$0.34	$0.35	$0.29	$0.69	$0.60

Shares used in fully taxed normalized per share calculations:
Basic	173,317	171,101	172,561	172,209	171,540
Diluted	190,479	189,013	189,556	189,746	188,870

* Previously reported Utilization of tax NOLs/credits	$—	$—	$20,236	$—	$43,087

# # #

Akamai Statement Under the Private Securities Litigation Reform Act

This release contains information about future expectations, plans and prospects of Akamai’s management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits of the Velocitude acquisition and the anticipated growth and development of our business and the markets in which we operate. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure to maintain the prices we charge for our services, loss of significant customers, failure to increase our revenue and keep our expenses consistent with revenues, inability to continue to generate positive cash flow, the effects of any attempts to intentionally disrupt our services or network by unauthorized users or others, failure to have available sufficient transmission capacity, a failure of Akamai’s services or network infrastructure, inability to realize the benefits of our net operating loss carryforward, delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities, and other factors that are discussed in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release represent Akamai’s expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai’s expectations or beliefs as of any date subsequent to the date of this press release.